UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2009

                             PROTOSOURCE CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)

         California                   000-25594                  77-0190772
         ----------                   ---------                  ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   1236 Main Street
                Hellertown, Pennsylvania                       18055
                ------------------------                       -----
       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (610) 814-0550

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01  Change in Registrant's Certifying Accountant

ProtoSource Corporation and Subsidiaries ("the Company") was notified that its independent registered public accounting firm, Margolis & Company P.C. ("Margolis"), planned to combine its practice with the accounting firm of Marcum LLP ("Marcum") effective September 1, 2009 (the "Combination"). In anticipation of the Combination, Margolis resigned as the Company's independent registered public accounting firm effective September 1, 2009.

On September 1, 2009, Marcum was formally engaged as the Company's new independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2009. The decision to retain Marcum as the Company's independent public accounting firm following the Combination was recommended and approved by the Directors on September 1, 2009.

For the Company's previous two fiscal years ended December 31, 2008 and 2007 (the "Fiscal Years"), Margolis served as the Company's independent registered public accounting firm engaged to examine the Company's consolidated financial statements. The reports of Margolis on the financial statements for the Fiscal Years did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified as to audit scope or accounting principles. The audit report was modified to include an emphasis of a matter as to a going concern uncertainty.

During the period from the engagement of Margolis through the date of the resignation of Margolis, including the Company's most recent fiscal year and the subsequent interim period, there were no disagreements with Margolis, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Margolis, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Fiscal Years and the subsequent interim period through the effective date of the Combination, Marcum did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-K.

The Company has requested Marcum to review the disclosure in this Report on Form 8-K before filing with the Securities and Exchange Commission and has provided Marcum the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's statements, or the respects in which it does not agree with the statements made in this Report on Form 8-K. Marcum has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.

The Company has also provided Margolis a copy of the disclosures set forth above and has requested Margolis to furnish the Company with a letter addressed to the SEC stating whether Margolis agrees with the statements made by the Company in this Report. The letter of Margolis is attached hereto as Exhibit 16.1

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ProtoSource Corporation


 Date: September 1, 2009                       By: /s/ Peter Wardle
                                               ----------------------------
                                               Chief Executive and
                                               Chief Financial Officer